2016 Fourth Quarter and Full Year Management Report

February 13, 2017

Statements herein regarding the Company's future expected business performance and financial results are forward looking and are subject to events and circumstances of the future. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: customers' production volumes at Gainshare-covered facilities; continued adoption of the Company's solutions by new and existing customers; project milestones or delays and performance criteria achieved; the provision of technology and services prior to the execution of a final contract; and other risks set forth in PDF Solutions' periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Reports on Form 10-K, most recently filed for the year ended December 31, 2015, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and amendments to such reports. The forward-looking statements made in the conference call are made as of the date hereof, and PDF Solutions does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

Contents

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions' fourth quarter and fiscal year 2016 preliminary financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management's current views of the Company's financial and operational performance and outlook and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast.

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2016 – GAAP Income Statement – Quarterly Trend

in thousands, except share amounts

P&L (GAAP)	Q1-15	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16
Design to Silicon Yield Solutions	18,152	14,159	17,246	14,282	18,578	20,574	18,552	19,458
Gain Share - Performance Incentive	8,665	9,051	6,632	9,790	6,503	6,114	8,707	8,975
Total Revenue	**26,817**	**23,210**	**23,878**	**24,072**	**25,081**	**26,688**	**27,259**	**28,433**
Cost of Sales	8,804	9,888	10,252	10,080	10,206	10,654	11,452	12,136
GROSS MARGIN	**18,013**	**13,322**	**13,626**	**13,992**	**14,875**	**16,034**	**15,807**	**16,297**
Gross Margin %	**67%**	**57%**	**57%**	**58%**	**59%**	**60%**	**58%**	**57%**
OPERATING EXPENSES								
Research & Development	4,088	4,437	5,173	5,398	6,311	7,060	7,017	7,171
R&D % of Revenue	15%	19%	22%	22%	25%	26%	26%	25%
Selling, General, & Administrative	4,456	5,216	5,665	5,085	5,124	5,094	5,548	6,290
SG&A % of Revenue	17%	22%	24%	21%	20%	19%	20%	22%
Amortization of other acquired intangible assets	-	-	89	107	117	117	106	92
TOTAL OPERATING EXPENSES	**8,544**	**9,653**	**10,927**	**10,590**	**11,552**	**12,271**	**12,671**	**13,553**
OPERATING INCOME (LOSS)	**9,469**	**3,669**	**2,699**	**3,402**	**3,323**	**3,763**	**3,136**	**2,744**
Other (Income) / Expense, Net	(51)	(52)	(64)	(15)	236	51	101	(378)
PRE-TAX INCOME (LOSS)	**9,520**	**3,721**	**2,763**	**3,417**	**3,087**	**3,712**	**3,035**	**3,122**
Income Tax Provision	3,553	1,572	1,269	620	1,026	1,579	1,051	197
Net Income	**5,967**	**2,149**	**1,494**	**2,797**	**2,061**	**2,133**	**1,984**	**2,925**
GAAP EPS	**0.18**	**0.07**	**0.05**	**0.09**	**0.07**	**0.07**	**0.06**	**0.09**
Diluted Weighted Avg Shares (in millions)	**32.3**	**32.4**	**32.1**	**31.9**	**31.8**	**32.1**	**32.6**	**33.3**

PDF/SOLUTIONS®

2016 – GAAP Income Statement – Annual Trend

in thousands, except share amounts

P&L (GAAP)	2013	2014	2015	2016
Design to Silicon Yield Solutions	61,710	52,769	63,839	77,162
Gain Share - Performance Incentive	39,743	47,394	34,138	30,299
Total Revenue	**101,453**	**100,163**	**97,977**	**107,461**
Cost of Sales	39,470	39,714	39,023	44,448
GROSS MARGIN	**61,983**	**60,449**	**58,954**	**63,013**
Gross Margin %	**61%**	**60%**	**60%**	**59%**
Solutions Margin %	36%	25%	39%	42%
OPERATING EXPENSES				
Research & Development	13,314	14,064	19,096	27,559
R&D % of Revenue	13%	14%	19%	26%
Selling, General, & Administrative	17,025	18,457	20,421	22,056
SG&A % of Revenue	17%	18%	21%	21%
Amortization of other acquired intangible assets	74	31	196	432
Restructuring charges (credits)	197	57	-	-
TOTAL OPERATING EXPENSES	**30,610**	**32,609**	**39,713**	**50,047**
OPERATING INCOME (LOSS)	**31,373**	**27,840**	**19,241**	**12,966**
Other (Income) / Expense, Net	64	(119)	(181)	10
PRE-TAX INCOME (LOSS)	**31,309**	**27,959**	**19,422**	**12,956**
Income Tax Provision	10,380	9,497	7,015	3,853
Net Income	**20,929**	**18,462**	**12,407**	**9,103**
GAAP EPS	**0.67**	**0.58**	**0.39**	**0.28**
Diluted Weighted Avg Shares (in millions)	**31.4**	**31.9**	**32.2**	**32.4**

2016 CFO Commentary – GAAP Income Statement

- Total GAAP revenues for the fourth fiscal quarter of 2016 were $28.4 million resulting in GAAP net income of $2.9 million and GAAP EPS of $0.09 cents per fully diluted share.
- For the full year 2016, total GAAP revenues were $107.5 million, resulting in GAAP net income of $9.1 million and GAAP EPS of $0.28 cents per fully diluted share.
- For the fourth fiscal quarter of 2016 , total GAAP operating income was $2.7 million, resulting in GAAP operating margin of 10%.
- For the full year 2016, total GAAP operating income was $13.0 million, resulting in GAAP operating margin of 12%.
- Fully diluted shares outstanding were 33.3 million for the fourth quarter of 2016 and 32.4 million for the full year.

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2016 CFO Commentary – GAAP & Non-GAAP Tax Provision

- The GAAP income tax provision for the quarter was $0.2 million, which reflects an effective tax rate of 6% compared to 35% in the prior quarter.
- This rate decrease is primarily due to the company's early adoption of the new tax accounting rule ASU 2016-09 related stock based compensation charges.
- Cash tax liabilities for Non-GAAP presentation for the quarter were $0.8 million. This represents an effective cash tax rate for the quarter of 25% of pre-tax GAAP income.
- For the year, the GAAP income tax provision rate was 30% compared to 36% in the prior year.
- The cash tax liabilities for Non-GAAP presentation for the full year were $3.3 million, and the cash tax rate for the full year was 25% compared to 22% in 2015.

PDF SOLUTIONS®

2016 – Quarterly GAAP Revenue by Geography


Q416
24%
30%
46%
North America
Asia Pacific
EMEA


Q316
24%
32%
44%
North America
Asia Pacific
EMEA

PDF SOLUTIONS

2016 – Annual GAAP Revenue by Geography



2016
22%
36%
42%
North America
Asia Pacific
EMEA



2015
29%
46%
25%
North America
Asia Pacific
EMEA



2014
40%
45%
15%
North America
Asia Pacific
EMEA

PDF/SOLUTIONS

2016 CFO Commentary – GAAP Revenue Detail

- Total GAAP revenues of $28.4 million for the fourth quarter were approximately $1.2 million higher than in Q3 2016.
- The top ten customers represented 85% of total revenues in the fourth quarter of 2016. Two of these customers contributed revenues 10% or greater.
- Solutions revenue in the fourth quarter consisted of 15 project-based engagements that contributed at least $100,000 of solutions revenue each in the quarter.
- The total number of node-sites, defined as an individual fab and process node combination, contributing to Gainshare revenue, was 14.
- Total GAAP revenues of $107.5 million for the year were approximately $9.5 million higher than in 2015.
- Total annual GAAP revenues were comprised of design to silicon yield solutions or “solutions” revenue of $77.2 million and gainshare performance incentive or “gainshare” revenues of $30.3 million.

PDF/SOLUTIONS®

2016 – GAAP Gross Margin & Solutions Margin Percentage



Gross Margin
Solutions Margin
64%
60%
60%
59%
40%
25%
39%
42%
2013
2014
2015
2016

2016 CFO Commentary – GAAP Gross Margin

- On a GAAP basis, Cost of Sales was $12.1 million for the fourth quarter, which was $0.7 million higher than the previous quarter.
- GAAP gross margin for the quarter was 57% as compared to 58% in the previous quarter.
- On a GAAP basis, Cost of Sales for the year was $44.4 million, which was $5.4 million higher than the previous year.
- GAAP gross margin for the year was 59% as compared to 60% in 2015.

PDF/SOLUTIONS®

2016 – GAAP Operating Expenses


in thousands
Research & Development
Selling, General, & Administrative
60,000
50,000
40,000
30,000
20,000
10,000
-
2013
2014
2015
2016
17,025
13,314
18,457
14,064
20,421
19,096
22,056
27,559

PDF SOLUTIONS

2016 CFO Commentary – GAAP Operating Expenses

- Total GAAP Operating Expenses for the year, at $50.0 million, were $10.3 million higher than last year, and 47% of total revenues, up 6% from last year.

- GAAP R&D expenses for the year totaled $27.6 million, $8.5 million higher than the prior year.

- GAAP R&D expenses for the year as a percent of revenue was 26%, which was up 6% from last year.

- GAAP SG&A expenses for the year totaled $22.1 million, $1.6 million higher than in the prior year.

- GAAP SG&A expenses for the year as a percent of revenue was 21%, which was the same as the prior year.

2016 – GAAP Balance Sheet Trend

in thousands

ASSETS	31-Dec-13	31-Dec-14	31-Dec-15	31-Dec-16
Cash and cash equivalents	$ 89,371	$ 115,464	$ 126,158	$ 116,787
Accounts receivable, net of allowance	34,860	37,725	33,438	48,157
Deferred tax assets - current portion	5,920	3,343	-	-
Prepaid expenses and other current assets	3,632	2,888	3,655	5,335
Total current assets	133,783	159,420	163,251	170,279
Property and equipment, net	7,064	8,832	11,325	19,341
Deferred tax assets - long-term portion	8,599	8,025	10,299	15,640
Goodwill	-	-	215	215
Intangible assets, net	31	-	5,028	4,223
Other non-current assets	1,687	1,161	1,651	12,631
Total assets	**$151,164**	**$177,438**	**$191,769**	**$222,329**
LIABILITIES				
Accounts payable	$ 1,129	$ 803	$ 1,293	$ 2,206
Accrued compensation and related benefits	7,707	6,112	4,812	$ 5,959
Accrued and other current liabilities	1,593	1,733	2,382	$ 2,080
Deferred revenues - current portion	2,096	3,740	4,702	$ 8,189
Billings in excess of recognized revenue	343	-	1,267	88
Total current liabilities	12,868	12,388	14,456	18,522
Long-term income taxes payable	2,956	2,600	2,540	3,354
Other non-current liabilities	628	627	466	1,650
Total liabilities	**16,452**	**15,615**	**17,462**	**23,526**
EQUITY				
Common stock	5	5	5	5
Additional paid-in-capital	233,813	248,734	266,008	281,423
Treasury stock at cost	(28,905)	(34,048)	(50,383)	(54,882)
Accumulated deficit	(70,649)	(52,187)	(39,780)	(25,752)
Accumulated other comprehensive loss	448	(681)	(1,543)	(1,991)
Total equity	**134,712**	**161,823**	**174,307**	**198,803**
Total liabilities and equity	**$151,164**	**$177,438**	**$191,769**	**$222,329**

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2016 – GAAP Balance Sheet – Cash & Accounts Receivables

- Total cash at the end of the quarter was $116.8 million, a decrease of $9.4 million when compared to cash on December 31, 2015.
- During the year the Company purchased approximately $11.0 million of fixed assets, primarily related to our DFI initiative.
- Cash generated from operations during the year was approximately $2.0 million.
- For the full year, the Company spent $2.2 million on repurchasing 149 thousand shares and additionally spent $2.3 million on 136 thousand shares to cover employee taxes on restricted stock grants released.
- Trade Accounts Receivable balance at the end of the year was $27.3 million, an increase of approximately $5.3 million over the previous year. The Unbilled Accounts Receivable balance was $30.6 million at the end of the year, an increase of approximately $19.0 million over the prior year.
- Of the $30.6 million of Unbilled Accounts Receivable at the end of the year, we expect approximately $21.0 million to be billed during 2017.
- Of the $57.9 million of total Receivables, $5.0 million, or 9%, was aged more than 30 days. Since the end of the year, $5.3 million of Trade Receivables has been collected as of the date of this report.
- The year-over-year increases in Accounts Receivable and DSO is primarily driven by the geographic shift in total revenues to Asia, where extended payments are common due to governmental currency controls and regulations.

Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP net income excludes the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjusts for the non-cash portion of income taxes. EBITDAR is calculated by taking GAAP net income, adding back the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangibles, depreciation expense and income tax provision (benefit). These non-GAAP financial measures are used by management internally to measure the Company's profitability and performance. PDF Solutions' management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company's ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company's financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures, please refer the "GAAP to Non-GAAP and EBITDAR Reconciliation" provided in the Investor Relations section of our website at http://ir.pdf.com/sec.cfm.

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2016 – Non-GAAP Income Statement – Quarterly Trend

in thousands, except share amounts

P&L (Non-GAAP)	Q1-15	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16
Design to Silicon Yield Solutions	18,151	14,159	17,747	14,683	18,693	20,625	18,555	19,459
Gain Share - Performance Incentive	8,665	9,051	6,632	9,790	6,503	6,114	8,707	8,975
Total Revenue	**26,817**	**23,210**	**24,378**	**24,473**	**25,196**	**26,739**	**27,262**	**28,434**
Cost of Sales	9,809	8,974	9,132	8,910	9,025	9,603	10,175	10,845
GROSS MARGIN	**17,008**	**14,237**	**15,246**	**15,562**	**16,171**	**17,136**	**17,088**	**17,589**
Gross Margin %	**63%**	**61%**	**63%**	**64%**	**64%**	**64%**	**63%**	**62%**
OPERATING EXPENSES								
Research & Development	3,597	3,927	4,456	4,736	5,605	6,408	6,123	6,335
R&D % of Revenue	13%	17%	18%	19%	22%	24%	22%	22%
Selling, General, & Administrative	3,634	3,803	4,092	4,095	4,249	4,410	4,656	5,253
SG&A % of Revenue	14%	16%	17%	17%	17%	16%	17%	18%
TOTAL OPERATING EXPENSES	**7,232**	**7,729**	**8,548**	**8,831**	**9,854**	**10,818**	**10,779**	**11,589**
OPERATING INCOME (LOSS)	**9,776**	**6,507**	**6,698**	**6,732**	**6,317**	**6,318**	**6,308**	**6,000**
Other (Income) / Expense, Net	(51)	(52)	(64)	(15)	237	51	100	(378)
PRE-TAX INCOME (LOSS)	**9,827**	**6,559**	**6,761**	**6,746**	**6,080**	**6,266**	**6,208**	**6,378**
Cash Tax Expense	1,590	691	999	1,010	726	970	815	785
Pro Forma Net Income	**8,237**	**5,868**	**5,762**	**5,736**	**5,354**	**5,296**	**5,392**	**5,594**
Non-GAAP EPS	**0.26**	**0.18**	**0.18**	**0.18**	**0.17**	**0.17**	**0.17**	**0.17**
Diluted Weighted Avg Shares (in millions)	**32.3**	**32.4**	**32.1**	**31.9**	**31.8**	**32.1**	**32.6**	**33.3**

PDF SOLUTIONS®

2016 – Non-GAAP Income Statement – Annual Trend

in thousands, except share amounts

P&L (Non-GAAP)	2013	2014	2015	2016
Design to Silicon Yield Solutions	61,710	52,769	64,741	77,331
Gain Share - Performance Incentive	39,743	47,394	34,138	30,299
Total Revenue	**101,453**	**100,163**	**98,878**	**107,630**
Cost of Sales	36,735	34,403	36,825	39,647
GROSS MARGIN	**64,718**	**65,760**	**62,053**	**67,983**
Gross Margin %	**64%**	**66%**	**63%**	**63%**
Solutions Margin %	40%	35%	43%	49%
OPERATING EXPENSES				
Research & Development	11,730	12,356	16,716	24,472
R&D % of Revenue	12%	12%	17%	23%
Selling, General, & Administrative	14,650	15,037	15,624	18,568
SG&A % of Revenue	14%	15%	16%	17%
TOTAL OPERATING EXPENSES	**26,381**	**27,393**	**32,340**	**43,040**
OPERATING INCOME (LOSS)	**38,337**	**38,367**	**29,713**	**24,943**
Other (Income) / Expense, Net	64	(119)	(181)	10
PRE-TAX INCOME (LOSS)	**38,273**	**38,486**	**29,894**	**24,932**
Cash Tax Expense	4,451	4,661	4,291	3,295
Pro Forma Net Income	**33,822**	**33,824**	**25,603**	**21,637**
Non-GAAP EPS	**1.08**	**1.06**	**0.80**	**0.67**
Diluted Weighted Avg Shares (in millions)	**31.4**	**31.9**	**32.2**	**32.4**

PDF/SOLUTIONS®

2016 CFO Commentary – Non-GAAP Income Statement

- Total non-GAAP revenues for the fourth fiscal quarter of 2016 were $28.4 million resulting in non-GAAP net income of $5.6 million and non-GAAP EPS of $0.17 cents per fully diluted share.
- For the full year 2016, total non-GAAP revenues were $107.6 million, resulting in non-GAAP net income of $21.6 million and non-GAAP EPS of $0.67 cents per fully diluted share.
- For the fourth fiscal quarter of 2016 , total non-GAAP operating income was $6.0 million, resulting in non-GAAP operating margin of 21%.
- For the full year 2016, total non-GAAP operating income was $24.9 million, resulting in non-GAAP operating margin of 23%.
- Fully diluted shares outstanding were 32.4 million for the full year and 33.3 million for the fourth quarter of 2016.

2016 – Quarterly Non-GAAP Revenue by Geography


Q416
24%
30%
46%
North America
Asia Pacific
EMEA


Q316
24%
32%
44%
North America
Asia Pacific
EMEA

2016 – Annual Non-GAAP Revenue by Geography


2016
22%
36%
42%
North America
Asia Pacific
EMEA


2015
28%
47%
25%
North America
Asia Pacific
EMEA


2014
40%
45%
15%
North America
Asia Pacific
EMEA

PDF/SOLUTIONS®

2016 CFO Commentary – Non-GAAP Revenue Detail

- Total Non-GAAP revenues of $28.4 million for the fourth quarter were approximately $1.2 million higher than in Q3 2016.
- The top ten customers represented 85% of total revenues in the fourth quarter of 2016. Two of these customers contributed revenues 10% or greater.
- Solutions revenue in the fourth quarter consisted of 15 project-based engagements that contributed at least $100,000 of solutions revenue each in the quarter.
- The total number of node-sites, defined as an individual fab and process node combination, contributing to Gainshare revenue, was 14.
- Total Non-GAAP revenues of $107.6 million for the year were approximately $8.8 million higher than in 2015.
- Total annual Non-GAAP revenues were comprised of design to silicon yield solutions or “solutions” revenue of $77.3 million and gainshare performance incentive or “gainshare” revenues of $30.3 million.

2016 – Non-GAAP Gross Margin & Solutions Margin Percentage


Gross Margin
Solutions Margin
64%
66%
63%
63%
40%
35%
43%
49%
2013
2014
2015
2016

2016 CFO Commentary – Non-GAAP Gross Margin

- On a Non-GAAP basis, Cost of Sales was $10.8 million for the quarter, which was $0.7 million higher than the previous quarter.
- Non-GAAP gross margin for the quarter was 62% as compared to 63% in the previous quarter.
- On a Non-GAAP basis, Cost of Sales for the year was $39.6 million, which was $2.8 million higher than the previous year.
- Non-GAAP gross margin for the year was 63% which is the same as last year.

PDF SOLUTIONS®

2016 – Non-GAAP Operating Expenses


in thousands
Research & Development
Selling, General, & Administrative
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
14,650
11,730
15,037
12,356
15,624
16,716
18,568
24,472
2013
2014
2015
2016

2016 CFO Commentary – Non-GAAP Operating Expenses

- Total Non-GAAP Operating Expenses for the year, at $43.0 million, were $10.7 million higher than last year, and 40% of total revenues, up 7% from last year.
- Non-GAAP R&D expenses for the year totaled $24.5 million, $7.8 million higher than the prior year.
- Non-GAAP R&D expenses for the year as a percent of revenue was 23% which was up 6% from last year.
- Non-GAAP SG&A expenses for the year totaled $18.6 million, $3.0 million higher than in the prior year.
- Non-GAAP SG&A expenses for the year as a percent of revenue was 17% which was up 1% from last year.

2017 – GAAP & Non-GAAP Outlook – Revenue

- Overall, we expect total revenue for the company to grow for the full year at a rate in the low to mid-teens range. However, we also expect Q1 revenue to be below Q4 2016 levels driven by seasonality in both Gainshare revenue and Solutions revenue.
- We expect Solutions revenue to grow at a high single digit rate for the year, driven by increasing demand for our Exensio software solutions, DFI revenue growth, as well as our continued expansion of the Asia semiconductor market, in particular the China market.
- We expect Gainshare revenue to increase by greater than 10% in 2017, driven by the continued ramp of 14nm volumes.
- At the 28nm node, we anticipate volumes with new customers, particularly in Asia, to begin to materially contribute to Gainshare revenue in the second half of 2017. During the first half of 2017 some existing contracts with older customers will finish their Gainshare period for 28nm or some older customers will transition production to newer nodes.
- Over all, however, our expectation is for continued recovery in the 28nm node. We do not expect a full recovery in 28nm volumes until 2018.

2017 – GAAP & Non-GAAP Outlook – Spending & Tax

- Overall, we expect total spending for the Company to grow throughout 2017 driven by continued investment in our DFI initiative, expansion of our Exensio software business, and accelerating growth in China.
- With the exception of our continuing investment in DFI, spening growth elsewhere in the Company will be commensurate with revenue growth.
- Investment levels in R&D for DFI solution will continue to increase throughout 2017 but at a moderating rate, as we continue development of the 250 series eProbe™ system.
- We expect our full year GAAP tax provision rate to be between 37% and 39%.
- Cash taxes for non-GAAP presentation for the year should be in the range of 27% to 29%.

PDF/SOLUTIONS®